                                 EXHIBIT 10.71
                                 -------------
                               SECOND AMENDMENT
                                      TO
                            PARTICIPATION AGREEMENT


          This SECOND AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment") is entered into as of March 2, 1998 by and among Smart & Final Inc., a Delaware corporation, Smart & Final Stores Corporation, a California corporation, and American Foodservice Distributors, a California corporation, State Street Bank and Trust Company of California N.A., a national banking association, not in its individual capacity, but solely as successor Owner Trustee, each of the banks listed on the signature pages hereto, Credit Lyonnais Leasing Corp., a Delaware corporation, and Credit Lyonnais New York Branch, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Republic of France.

          WHEREAS, each of the parties hereto has entered into that certain Participation Agreement dated as of April 16, 1997 and that certain First Amendment to Participation Agreement dated as of August 15, 1997 (as so amended, the "Participation Agreement"); and

          WHEREAS, each of the parties hereto desire to further amend the Participation Agreement as herein provided.

          NOW, THEREFORE, the parties hereto agree as follows (capitalized terms used herein but not otherwise defined herein having the meanings ascribed to them in the Participation Agreement):

          SECTION 1.  Amendments.  Effective as of the date of this Amendment
                      ----------
and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 2 of this Amendment, the Participation Agreement is hereby amended as follows:

          1.1. The definition of "Consolidated Cash Flow" as set forth in Exhibit A of the Participation Agreement is hereby amended and restated in its entirety to read as follows:

          "'Consolidated Cash Flow' shall mean, at any date and for any period, the sum of net income (excluding pre-tax special charges recorded in the fourth quarter of fiscal year 1997 in an amount not to exceed $8.9 million, and non-cash unusual items and minority interest in earnings), plus interest expense, income taxes, depreciation, amortization and lease expense (to the extent deducted in determining net income) for such period."

          1.2 The definition of "Consolidated Indebtedness" as set forth in Exhibit A of the Participation Agreement is hereby amended and restated in its entirety to read as follows:
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                                                                               2

          "'Consolidated Indebtedness' shall mean, as to any Person, at any date, for any period and without duplication, the sum of (i) all obligations of such Person for borrowed money, excluding obligations under synthetic leases to the extent that operating lease expenses for such synthetic leases are included in the calculation of subclause
          (iv) hereafter, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person as lessee under capital leases, and (iv) the product of
          (1) eight and (2) operating lease expense (determined in accordance with generally accepted accounting principles) for the period in question."

          1.3 Subsection (c) of Section 4.03 of the Participation Agreement is hereby amended and restated to read in its entirety as follows:

          "The Lessee and each Significant Sublessee will not permit the Consolidated Tangible Net Worth of Lessee at any time to be less than
          (A) for the period commencing on January 1, 1995 and ending on the last day of the 3rd quarter of fiscal year 1997, the sum of (i) $100,000,000 and (ii) fifty percent (50%) of the net income (but only to the extent that such net income is a positive number) of the Lessee; (B) as of fiscal year ended January 4, 1998, $150,000,000; and
          (C) thereafter, the sum of (i) $150,000,000 and (ii) fifty percent (50%) of the net income of the Lessee earned in those fiscal quarters for which net income is positive, and which end after January 4, 1998; provided that if the Lessee enters into a financing agreement after
          --------
          the date hereof containing a similar or comparable covenant with a higher minimum, such higher minimum shall thereafter apply for the purposes of this subsection."

          1.4 Subsection (d) of Section 4 .03 of the Participation Agreement is hereby amended and restated to read in its entirety as follows:

          "The Lessee and each Significant Sublessee shall not at any time permit the ratio of (i) the Consolidated Indebtedness of Lessee to
          (ii) the Consolidated Cash Flow of Lessee, as of the last day of the following fiscal quarters of the Lessee and determined with respect to the four (4) fiscal quarters of the Lessee then ended, to be greater than the ratio set forth opposite such period:



          Period                        Maximum Ratio
          ------                        -------------

          2nd Quarter of Fiscal 1997      4.00 to 1
          3rd Quarter of Fiscal 1997      4.00 to 1
          4th Quarter of Fiscal 1997      5.00 to 1
          1st Quarter of Fiscal 1998      5.00 to 1
          2nd Quarter of Fiscal 1998      5.00 to 1
          3rd Quarter of Fiscal 1998      5.00 to 1
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                                                                               3

     4th Quarter of Fiscal 1998      4.50 to 1
     thereafter                      4.25 to 1;

     provided that if the Lessee enters into a financing agreement after the
     --------
     date hereof containing a similar or comparable covenant with a lower ratio, such lower ratio shall thereafter apply for the purposes of this subsection."

     SECTION 2.  Conditions Precedent; Effectiveness. This Amendment shall
                 -----------------------------------
become effective and be deemed effective as of the date hereof, if, and only if, the Agent shall have received on or before midnight (New York time) on the date hereof executed counterparts of this Amendment executed by the Lessee, the Significant Sublessees, the Majority Banks and the Agent.

     SECTION 3.  Covenants, Representations and Warranties of the Lessee and
                 ------------------------------------------------------------
                 each of the Significant Sublessees.
                 ----------------------------------

  3.1 On the date of their execution hereof, the Lessee and each of the Significant Sublessees hereby reaffirm all covenants, representations and warranties made by them, respectively, in the Participation Agreement (except for any such representations and warranties which are stated to be made as of a specific date) and all such covenants, representations and warranties shall be deemed to have been remade as of the date hereof.

  3.2 The Lessee and each of the Significant Sublessees each represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

     SECTION 4.  Reference to and Effect on Participation Agreement. Upon the
                 --------------------------------------------------
effectiveness of this Amendment, each reference in the Participation Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Participation Agreement, as amended hereby, and each reference to the Participation Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Participation Agreement shall mean and be a reference to the Participation Agreement as amended hereby.

     SECTION 5.  Governing Law.  This Amendment shall be governed by  the laws
                 -------------
of the State of New York without regard to the conflict of laws rules thereof.

     SECTION 6.  Counterparts.  This Amendment may be executed in any number of
                 ------------
counterparts, all of which, taken together, shall constitute one complete document.
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                                                                               4



          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                         CREDIT LYONNAIS NEW YORK BRANCH,
                         as Agent


                         By: /s/ Conrad Meyer
                             ----------------
                         Its: Vice President
                              --------------


                         CREDIT LYONNAIS LOS ANGELES BRANCH,
                         as Lender


                         By: /s/ Dianne M. Scott
                             -------------------
                         Its: Vice President and Manager
                              --------------------------


                         BANQUE NATIONALE DE PARIS,
                         as Lender


                         By: /s/ C. Bettles
                             --------------
                         Its: Sr. V.P. and Manager
                              --------------------

                         By: /s/ J.L. Tourne
                             ---------------
                         Its: V.P. and Deputy Manager
                              -----------------------


                         UNION BANK OF CALIFORNIA, N.A.,
                         as Lender


                         By: /s/ D.E. Fenwick
                             ----------------
                         Its:
                              ---------------


                         CREDIT LYONNAIS LEASING CORP.,
                         as Equity Participant


                         By: /s/ L.M. Wertheim
                             -----------------
                         Its: Secretary/Vice President
                              ------------------------


                         CIBC INC., as Lender


                         By: /s/ Christopher Kleczkowski
                             ---------------------------
                         Its: Executive Director, CIBC Oppenheimer as Agent
                              ---------------------------------------------
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                                                                               5




                         STATE STREET BANK AND TRUST
                         COMPANY OF CALIFORNIA N.A., not in its
                         individual capacity, but solely as successor to Fleet National Bank as Owner Trustee under the Trust Agreement, as the Lessor


                         By: /s/ Mark Henson
                             ---------------
                         Its: Assistant Vice President
                              ------------------------


                         SMART & FINAL INC.,
                         as Lessee


                         By: /s/ Donald G. Alvarado
                             ----------------------
                         Its: Secretary
                              ---------


                         SMART & FINAL STORES CORPORATION,
                         as Significant Sublessee


                         By: /s/ Donald G. Alvarado
                             ----------------------
                         Its: Secretary
                              ---------


                         AMERICAN FOODSERVICE DISTRIBUTORS,
                         as Significant Sublessee


                         By: /s/ Donald G. Alvarado
                             ----------------------
                         Its: Secretary
                              ---------